Anterix Inc. Reports Fourth Quarter and
Full Fiscal Year 2023 Results

Woodland Park, NJ – June 14, 2023 – Anterix (NASDAQ: ATEX) today announced its fiscal 2023 fourth quarter and full fiscal year financial results and filed its 10-K for the year ended March 31, 2023.

Full Year FY2023 Financial Highlights

–Cash and cash equivalents of $43.2 million as of March 31, 2023
–Executed a new spectrum lease agreement with Xcel Energy for a total of $80.0 million, of which $8.0 million was received in December 2022
–Exchanged narrowband for broadband licenses in 84 counties and recorded a gain on exchange of narrowband licenses for broadband licenses of $38.4 million
–Cash used from operations was $27.3 million including customer receipts of $8.2 million
–Incurred spectrum clearing costs of $25.0 million
–Contracted cash proceeds of $100.8 million due to be received in Fiscal 2024

The Company also issued an update on its Demonstrated Intent metric which can be found on Anterix’s website at www.investors.anterix.com/Q42023.

Commenting on the Company’s progress, Rob Schwartz, Chief Executive Officer, said, “We continue to see utilities meaningfully demonstrating intent to pursue 900 MHz private wireless broadband networks, further validating the demand for our unique offering, and increasing our confidence in becoming the de facto provider of this critical capability for utilities.”

About Anterix Inc.

At Anterix, we are focused on delivering transformative private broadband that enables the modernization of critical infrastructure for the energy, transportation, logistics and other sectors of our economy. As the largest holder of licensed spectrum in the 900 MHz band (896-901/935-940 MHz) throughout the contiguous United States, plus Hawaii, Alaska, and Puerto Rico, we are uniquely positioned to enable the private LTE solutions that support secure, resilient and customer-controlled operations. For more information, visit: www.anterix.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events or achievements such as statements in this press release related to the Anterix’s business or financial results or outlook. Actual events or results may differ materially from those contemplated in this press release. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties that could cause Anterix’s actual future results to differ materially from results indicated in the forward-looking statement. Such statements are based on assumptions that could cause actual results to differ materially from those in the forward-looking statements, including: (i) the timing of payments under customer agreements, (ii) Anterix’s ability to clear the 900 MHz Broadband Spectrum on a timely basis and on commercially reasonable terms; and (iii) Anterix’s ability to qualify for and timely secure broadband licenses. Actual events or results may differ materially from those contemplated in this press release. Anterix’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect the company’s financial outlook, business, results of operations and financial condition. Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Shareholder Contact

Natasha Vecchiarelli
Vice President, Investor Relations & Corporate Communications
Anterix
973-531-4397
nvecchiarelli@anterix.com

Anterix Inc.
Earnings Release Tables
Consolidated Balance Sheets
March 31, 2023 and 2022
(Unaudited, thousands, except share data)

	March 31, 2023	March 31, 2022
ASSETS
Current Assets
Cash and cash equivalents	$43,182	$105,624
Prepaid expenses and other current assets	16,277	10,147
Total current assets	59,459	115,771
Property and equipment, net	3,606	2,949
Right of use assets, net	3,371	4,047
Intangible assets	202,044	151,169
Other assets	10,078	4,108
Total assets	$278,558	$278,044
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$6,624	$6,526
Due to related parties	533	120
Operating lease liabilities	1,725	1,512
Contingent liability	20,249	—
Deferred revenue	2,769	1,478
Total current liabilities	31,900	9,636
Operating lease liabilities	2,922	4,177
Contingent liability	—	20,000
Deferred revenue	57,990	53,200
Deferred income tax	5,440	4,192
Other liabilities	513	541
Total liabilities	98,765	91,746
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value per share, 10,000,000 shares authorized and no shares outstanding at March 31, 2023 and March 31, 2022	—	—
Common stock, $0.0001 par value per share, 100,000,000 shares authorized and 18,921,999 shares issued and outstanding at March 31, 2023 and 18,377,483 shares issued and outstanding at March 31, 2022	2	2
Additional paid-in capital	518,160	500,125
Accumulated deficit	(338,369)	(313,829)
Total stockholders’ equity	179,793	186,298
Total liabilities and stockholders’ equity	$278,558	$278,044

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Operations
(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2023	2022	2023	2022
Spectrum revenue	$608	$335	$1,919	$1,084

Operating expenses
Direct cost of revenue (exclusive of depreciation and amortization)	—	—	—	5
General and administrative	10,306	9,751	45,177	39,525
Sales and support	1,948	1,150	5,733	4,461
Product development	1,427	767	4,439	3,593
Depreciation and amortization	313	454	1,420	1,450
Operating expenses	13,994	12,122	56,769	49,034
Gain from disposal of intangible assets, net	(29,070)	(979)	(38,399)	(11,209)
Loss (gain) from disposal of long-lived assets, net	9	(4)	10	107
Gain (loss) from operations	15,675	(10,804)	(16,461)	(36,848)
Interest income	470	1	1,140	56
Other income	34	59	266	256
Income (loss) before income taxes	16,179	(10,744)	(15,055)	(36,536)
Income tax expense	637	273	1,262	983
Net income (loss)	$15,542	$(11,017)	$(16,317)	$(37,519)
Net income (loss) per common share basic and diluted	$0.82	$(0.60)	$(0.87)	$(2.07)
Weighted-average common shares used to compute basic and diluted net loss per share	18,846,656	18,391,538	18,841,049	18,142,828

Anterix Inc.
Earnings Release Tables
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,		Year Ended March 31,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$15,542	$(11,017)	$(16,317)	$(37,519)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities
Depreciation and amortization	313	454	1,420	1,450
Non-cash compensation expense attributable to stock awards	4,463	3,578	17,874	13,625
Deferred income taxes	635	273	1,248	983
Gain from disposal of intangible assets, net	(29,070)	(979)	(38,399)	(11,209)
Loss (gain) from disposal of long-lived assets, net	9	(4)	10	107
Changes in operating assets and liabilities
Accounts receivable	—	—	—	4
Prepaid expenses and other assets	(202)	(682)	464	(797)
Right of use assets	196	209	676	1,053
Accounts payable and accrued expenses	58	(258)	101	270
Due to related parties	413	(40)	413	(32)
Operating lease liabilities	(295)	(295)	(1,042)	(1,382)
Contingent liability	—	—	249	—
Deferred revenue	(608)	(335)	6,081	51,695
Other liabilities	(28)	(28)	(28)	(335)
Net cash (used in) provided by operating activities	(8,574)	(9,124)	(27,250)	17,913
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of intangible assets, including refundable deposits	(5,935)	(10,328)	(25,004)	(26,358)
Purchases of equipment	(583)	(801)	(2,126)	(1,053)
Net cash used in investing activities	(6,518)	(11,129)	(27,130)	(27,411)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock option exercises	854	1,082	1,726	14,004
Repurchase of common stock	—	(2,969)	(8,223)	(14,962)
Payments of withholding tax on net issuance of restricted stock	(91)	—	(1,565)	(1,458)
Net cash provided by (used in) financing activities	763	(1,887)	(8,062)	(2,416)
Net change in cash and cash equivalents	(14,329)	(22,140)	(62,442)	(11,914)
CASH AND CASH EQUIVALENTS
Beginning of the year	57,511	127,764	105,624	117,538
End of the year	$43,182	$105,624	$43,182	$105,624

Anterix Inc.
Earnings Release Tables
Other Financial Information
(Unaudited, in thousands except per share data)

Share Repurchase Program	Three Months Ended March 31,		Year Ended March 31,
	2023	2022	2023	2022
Number of shares repurchased and retired	—	52	216	252
Average price paid per share*	$—	$57.35	$47.05	$57.50
Total cost to repurchase	$—	$2,969	$8,223	$14,962
* Average price paid per share includes costs associated with the repurchases.
As of March 31, 2023, $26.8 million is remaining under the share repurchase program.